Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.9224%



        Excess Protection Level
          3 Month Average   5.27%
          June, 2000   4.81%
          May, 2000   5.61%
          April, 2000   5.39%


        Cash Yield                                  18.75%


        Investor Charge Offs                         4.56%


        Base Rate                                    9.38%


        Over 30 Day Delinquency                      4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $ 54,839,173,315.51


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 6,607,972,797.02